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                                                                   Exhibit 10.21

                                   GUARANTEE

Allied World Assurance Company, Ltd., a Bermuda company ("AWAC Bermuda"), to induce them to enter into reinsurance agreements, hereby absolutely, unconditionally and irrevocably guarantees the full and complete collection by each AIG Reinsured (as hereinafter defined) of all amounts legally due and owed by either Allied World Assurance Company (Europe) Limited ("AWAC Europe") or Allied World Assurance Company (Reinsurance) Limited ("AWAC Re") under any Qualifying Reinsurance Contract (as hereinafter defined) to which any AIG Reinsured is a party. This Guarantee shall include any amount paid by AWAC Europe or AWAC Re under a Qualifying Reinsurance Contract that is subsequently avoided or returned in whole or in part as a preference payment or under other similar provisions under applicable creditor protection laws. Once executed, this Guarantee supersedes and replaces any prior guarantees entered into by the parties. The term "AIG Reinsured" shall mean each insurance company consolidated with American International Group, Inc. in its most recent year-end financial statement prepared in accordance with U.S. generally accepted accounting principles. The term "Qualifying Reinsurance Contract" shall mean any new or renewal contract of reinsurance, including treaty and facultative reinsurance contracts, between one or more AIG Reinsureds and AWAC Europe or AWAC Re incepting on or after January 1, 2006.

     This Guarantee, and any dispute, controversy, or claim arising out of this Guarantee, shall be governed by and construed in accordance with the internal laws of the State of New York, except insofar as such laws pertain to regulation under the New York Insurance Law or regulations issued by the Insurance Department of the State of New York pursuant thereto, applying to insurers doing insurance business, or issuance, delivery or procurement of policies of insurance, within the State of New York or as respects risks of insureds situated in the State of New York.

     The terms of this Guarantee will be held in strict confidence and may not be disclosed to any third party without the other party's express written consent, except with respect to required disclosure in any U.S. Securities and Exchange Commission filings, to the parties' auditors, governing regulatory bodies or third parties in legal or arbitral procedures in connection with mandatory discovery requirements, or to the extent necessary in any legal or arbitral proceeding to enforce the terms hereof.

     This Guarantee sets forth in full the undertaking of AWAC Bermuda and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto or by the merger, consolidation or dissolution of AWAC Europe or AWAC Re. This Guarantee may not be assigned, delegated, cancelled or revoked without the prior written consent of both AWAC Bermuda and American International Group, Inc.

     Any disputes arising under or out of this Guarantee shall be resolved in the same manner and forum as shall be prescribed in or otherwise available with respect to disputes under the relevant Qualifying Reinsurance Contract.

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                                                             AWAC Ltd. Guarantee

                                                                          Page 2


                           [SIGNATURE PAGE TO FOLLOW]

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                                                             AWAC Ltd. Guarantee

                                                                          Page 3


     IN WITNESS WHEREOF, Allied World Assurance Company, Ltd has caused this Deed of Guarantee to be executed and delivered on its behalf in Hamilton, Bermuda this __ day of May 2006. Allied World Assurance Company, Ltd represents and warrants that the undersigned signatory is duly authorized to execute and deliver this Deed of Guarantee on its behalf and that all necessary authorizations have been obtained.

ALLIED WORLD ASSURANCE COMPANY, LTD


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     IN WITNESS WHEREOF, American International Group, Inc. on behalf of each AIG Reinsured as described herein, acknowledges this Guarantee executed and delivered on its behalf in New York, New York this __ day of May 2006.

AMERICAN INTERNATIONAL GROUP, INC.
on behalf of its AIG Reinsureds


By:
    ---------------------------------
Name: Charles H. Dangelo
Title: Vice President & Senior
       Reinsurance Officer